Fees Summary	May 13, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 942,395,000.00
Previously Paid Amount	0.00
Total Fee Amount	144,280.67
Total Offset Amount	0.00
Net Fee	$ 144,280.67
Final Prospectus	false